UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2023

AMICUS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33497	71-0869350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3675 Market Street, Philadelphia, PA 19104

(Address of Principal Executive Offices, and Zip Code)

215-921-7600

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par Value $0.01	FOLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On July 10, 2023, Amicus Therapeutics, Inc. (the “Company”) appointed Samantha Prout, 45, as the Company’s Chief Accounting Officer and Controller. Ms. Prout had previously been the Company’s principal accounting officer from June 2018 to September 2021. Ms. Prout joined the Company in March 2018 and has held the positions of Senior Director & Global Controller, Executive Director & Global Controller, and Vice President & Global Controller prior to her promotion to Senior Vice President, Global Controller in 2021. Prior to joining the Company, Ms. Prout spent nearly three years at NRG Energy (“NRG”), first as Controller for its Home Solar division, then as the Director of Financial Reporting, following 15 years at KPMG LLP. Ms. Prout received a Bachelor of Arts from Gettysburg College and is a certified public accountant in New Jersey.

Ms. Prout will continue to participate in the Company’s compensation programs and be eligible to participate in the Company’s 401(k) plan, health plans and other benefits upon terms commensurate with other executives at her level or seniority.

There are no plans, contracts or arrangements entered into in connection with Ms. Prout’s appointment as the Company’s Chief Accounting Officer and Controller. There are no family relationships between Ms. Prout and any director or executive officer of the Company, and Ms. Prout has no indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Immediately prior to Ms. Prout’s appointment, Daphne Quimi, the Company’s Chief Financial Officer, served as the Company’s principal accounting officer and will continue to serve as the Company’s Chief Financial Officer (principal financial officer).

Signature Page

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: July 13, 2023	By:	/s/ Ellen S. Rosenberg
Name: Ellen S. Rosenberg
Title: Chief Legal Officer and Corporate Secretary